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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITOR'S CONSENT



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 30, 1997 included in American Media, Inc.'s Form 10-K for the fiscal year ended March 31, 1997 and to all references to our Firm included in this registration statement.





Arthur Andersen LLP
Miami, Florida
August 20, 1997